COLLEGE RETIREMENT
EQUITIES FUND (“CREF”)

CREF Bond Market Account

SUPPLEMENT NO. 3

dated November 20, 2020 to the Prospectus dated May 1, 2020, as supplemented through August 17, 2020

SUPPLEMENT NO. 3

dated November 20, 2020 to the Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented through August 17, 2020

The Board of Trustees of CREF has approved a change to the name of the CREF Bond Market Account (the “Account”), which will occur as of the effectiveness of CREF’s 2021 annual registration statement update on or about May 1, 2021 (the “Effective Date”). Therefore, as of the Effective Date, all references to the Account in the Prospectus and SAI are hereby changed as follows:

Existing name	New name
CREF Bond Market Account	CREF Core Bond Account

A40985 (11/20)